Exhibit 32.2
Certification of the Principle Financial Officer
Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Annual Report of Bonanza Creek Energy, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2020 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Brant DeMuth, Executive Vice President and Chief Financial Officer, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
(1)          The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: February 17, 2021

/s/ Brant DeMuth
Brant DeMuth
Executive Vice President and Chief Financial Officer (principal financial officer)